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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY

                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

___  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

NOT APPLICABLE                                               94-1347393
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234

            (Name, address and telephone number of agent for service)

                          -----------------------------

                             JUNIPER NETWORKS, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     77-0422528
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

1194 NORTH MATHILDA
SUNNYVALE, CALIFORNIA                                        94089
(Address of principal executive offices)                     (Zip code)

                          -----------------------------
                             SENIOR DEBT SECURITIES
                       (Title of the indenture securities)
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Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  The Board of Governors of the Federal Reserve System Washington, D.C.

            (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.       Not applicable.

Item 16. List of Exhibits.      List below all exhibits filed as a part of this
                                Statement of Eligibility.
                                Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1. A copy of the Articles of Association of the trustee now in effect. *

         Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001. *

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001. *

         Exhibit 4.     Copy of By-laws of the trustee as now in effect. *

         Exhibit 5.     Not applicable.

         Exhibit 6. The consents of United States institutional trustees required by Section 321(b) of the Act.

         Exhibit 7.     Consolidated Report of Condition attached.
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         Exhibit 8.     Not applicable.

         Exhibit 9.     Not applicable.


* Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.

** Incorporated by reference to exhibit number 25 filed with registration statement number 333-99641.
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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 26th day of November, 2003.

                                        WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION

                                        /s/ Michael T. Lechner
                                        ----------------------------------------
                                        Michael T. Lechner
                                        Assistant Vice President
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                                    EXHIBIT 6

November 26, 2003

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION

                                        /s/ Michael T. Lechner
                                        ----------------------------------------
                                        Michael T. Lechner
                                        Assistant Vice President